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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 25, 2000

                           SPECIAL METALS CORPORATION
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                      Delaware                      000-22029                      25-1445468
                 ------------------              ----------------        -----------------------------
          (State or Other Jurisdiction of          (Commission            (IRS Employer Identification
                   Incorporation)                  File Number)                     Number)
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                           4317 Middle Settlement Road
                          New Hartford, New York 13413
                ------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 798-2900


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Item 5. Other Events.

        On August 25, 2000, the Registrant issued a press release regarding changes in the composition of the Registrant's Board of Directors including: (i) the retirement of Robert D. Halverstadt from his position as Chairman of the Registrant's Board of Directors, effective October 1, 2000; (ii) the appointment of Phillippe Choppin de Janvry as the new Chairman of the Registrant's Board of Directors, effective October 1, 2000; and (iii) the previously announced appointment of Dr. T. Grant John as a Director of Registrant's Board of
Directors as well as President and most senior officer of Registrant, effective
September 1, 2000. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following is an exhibit to this Report:

                  Exhibit No.               Description
                  --------------            --------------
                  Exhibit 99.1              Press Release, dated August 25,
                                            2000, issued by the Registrant.

                                   SIGNATURES
                                 ----------------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPECIAL METALS CORPORATION

                                         By:      /s/ Robert F. Dropkin
                                                  ----------------------
                                         Name:   Robert F. Dropkin
                                         Title:  Vice President, Secretary and
                                                 Chief Legal Counsel

Dated:  August 30, 2000

                                  EXHIBIT INDEX

                           SPECIAL METALS CORPORATION

                           Current Report on Form 8-K

                  Exhibit No.               Description
                  --------------            --------------
                  Exhibit 99.1              Press Release dated August 25, 2000.



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